SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act

Date of Report (Date of earliest Event reported) August 14, 2002

Digital Recorders, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	01-13408 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

4018 Patriot Drive, Suite 100, Durham, North Carolina 27703 (Address of principal executive offices) Registrant’s telephone number, including area code (919) 361-2155

Item 9. Regulation FD Disclosure

     On August 13, 2002, Digital Recorders, Inc. Chief Executive Officer David L. Turney and Chief Financial Officer Lawrence A. Taylor both executed a Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications were made in connection with the Quarterly Report on Form 10-Q/A for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 14, 2002. Copies of the certification statements are attached hereto as Exhibits 99.7 and 99.8.

Exhibits:

99.7	Certification of David L. Turney, Chief Executive Officer of Digital Recorders, Inc.

99.8	Certification of Lawrence A. Taylor, Chief Financial Officer of Digital Recorders, Inc.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: August 14, 2002	DIGITAL RECORDERS, INC. By: /s/ David L. Turney —————————————— David L. Turney Chairman of the Board, President and Chief Executive Officer

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